Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-KSB of Pacific InterMedia, Inc. (the "Company"), for the fiscal year ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tina M. Bogani, the Chief Executive, Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 27, 2002                  /s/ Tina M. Bogani
                                          --------------------------------------
                                          Chief Executive Officer and Chief
                                          Financial and Accounting Officer and
                                          Director